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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               __________________

                                   FORM 8-K/A
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 20, 2001

                               ___________________

                         Concentra Operating Corporation
             (Exact name of Registrant as specified in its charter)

            Nevada                     001-15699                75-2822620
       (State or other          (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

        5080 Spectrum Drive
             Suite 400W                                            75001
           Addison, Texas                                       (Zip code)
       (Address of principal
         executive offices)



       Registrant's telephone number, including area code: (972) 364-8000

                                 Not Applicable
                  (former address if changed since last report)

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Item 7. Financial Statements and Exhibits

     On December 4, 2001, Concentra Operating Corporation (the "Company") filed a Current Report on Form 8-K to report its acquisition on November 20, 2001 of all of the outstanding shares of capital stock of National Healthcare Resources, Inc., a privately-held company located in New York City. Pursuant to Item 7 of Form 8-K, the Company indicated that it would file certain financial information no later than the date by which such information is required to be filed pursuant to Form 8-K. This amendment is filed to provide such required financial information.

(a)  Financial statements of business acquired

     (i) Included herein as Exhibit 99.1 are the unaudited Combined Financial Statements of National Healthcare Resources, Inc. and Affiliate as of September 30, 2001 and for the nine months then ended.

     (ii) Included herein as Exhibit 99.2 are the audited Combined Financial Statements for National Healthcare Resources, Inc. and Affiliate as of December 31, 2000 and for the year then ended and accompanying Report of Independent Auditors.

(b)  Pro forma financial information

     The following pro forma financial information, together with accompanying summary and notes, is included herein as Exhibit 99.3.

     (i) Concentra Operating Corporation unaudited pro forma consolidated balance sheet as of September 30, 2001.

     (ii) Concentra Operating Corporation unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2001.

     (iii) Concentra Operating Corporation unaudited pro forma consolidated statement of operations for the year ended December 31, 2000.

(c)  Exhibits

99.1 Unaudited Combined Financial Statements of National Healthcare Resources, Inc. and Affiliate as of September 30, 2001 and for the nine months then ended.

99.2 Audited Combined Financial Statements for National Healthcare Resources, Inc. and Affiliate as of December 31, 2000 and for the year then ended and accompanying Report of Independent Auditors.

99.3 Unaudited pro forma consolidated financial statements of Concentra Operating Corporation as of September 30, 2001 and for the nine months then ended, and for the year ended December 31, 2000.

                                       2

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   CONCENTRA OPERATING CORPORATION
                                   (Registrant)


                                   By:      /s/ Thomas E. Kiraly
                                            -----------------------------------
                                   Name:    Thomas E. Kiraly
                                   Title:   Executive Vice President, Chief
                                            Financial Officer and Treasurer
                                            (Principal Financial and Accounting
                                            Officer)

Date:    February 4, 2002

                                       3

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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER

99.1 Unaudited Combined Financial Statements of National Healthcare Resources, Inc. and Affiliate as of September 30, 2001 and for the nine months then ended.

99.2 Audited Combined Financial Statements for National Healthcare Resources, Inc. and Affiliate as of December 31, 2000 and for the year then ended and accompanying Report of Independent Auditors.

99.3 Unaudited pro forma consolidated financial statements of Concentra Operating Corporation as of September 30, 2001 and for the nine months then ended, and for the year ended December 31, 2000.

                                       4